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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 10, 1999





                        FIRST PLACE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New Mexico                      0-25956             85-0317365
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(State or other jurisdiction of         (Commission        (I.R.S. Employer
incorporation or organization)          file number)        Identification No.)



100 East Broadway, Farmington, New Mexico                      87401
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Address of principal executive offices                        Zip Code

Registrant's telephone number, including area code:  (505) 324-9500
                                                   -----------------

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ITEM 5.  OTHER EVENTS

         News release dated November 10, 1999, announcing definitive agreements signed by Pinnacle Bancorp, Inc. with First Place Financial Corporation (FPFC) to purchase two of FPFC's banks - Burns National Bank in Durango, Colorado and Western Bank in Gallup, New Mexico.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         99.1     News release dated November 10, 1999.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FIRST PLACE FINANCIAL CORPORATION
                                         ---------------------------------
                                                    (Registrant)

Date:  November 15, 1999               /s/ James D. Rose
      ------------------               -------------------------------------
                                       President and Chief Operating Officer




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